UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2008

 FREEDOM FINANCIAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Maryland	333-140530	56-2560951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6615 Brotherhood Way, Suite A Fort Wayne, Indiana	46825
(Address of principle executive offices)	(Zip code)
Registrant’s telephone number, including area code: (260)490-5363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Related Transactions

On March 24, 2008 the Company entered into a loan agreement with Robert Carteaux, a Director of the Company, in which the Mr. Carteaux provided a loan for fifteen thousand dollars ($15,000).

The terms of this loan agreement are set forth in Exhibit 99.1 and are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1

Loan Agreement Carteaux dated 3/24/2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

FREEDOM FINANCIAL HOLDINGS, INC.
Date: 3/26/2008	By:	/s/ Brian Kistler
Brian Kistler,
Principal Executive Officer

Date: 3/26/2008	By:	/s/ Robin W. Hunt
Robin Hunt
Chief Financial Officer